The Glenmede Fund, Inc.

Small Cap Equity Portfolio (GTCSX)

(Advisor Shares)

Supplement dated September 19, 2013 to the Equity Prospectus dated February 28, 2013

The Fund has instituted a conversion feature whereby Advisor Shares of the Small Cap Equity Portfolio may be converted into Institutional Shares of the Small Cap Equity Portfolio as follows:

The following sub-section is added under the section “Additional Information on the Purchase and Redemption of Shares” after the paragraph “Redemption of Shares”:

“Conversion from Advisor Shares to Institutional Shares of the Small Cap Equity Portfolio

If your account balance in the Small Cap Equity Portfolio is at least $10,000,000, you may contact Glenmede Trust or your Institution to convert your Advisor Shares to Institutional Shares of the same portfolio. Any such conversion will occur at the respective net asset values of the share classes next calculated after the Fund receives the shareholder’s request in good order. Conversion between share classes of the same portfolio is a non-taxable event.

If an account no longer meets the minimum balance requirement for Institutional Shares, the Fund may automatically convert the shares in the account to Advisor Shares. A decline in the account balance because of market movement may result in such a conversion. Glenmede Trust will notify you or your Institution in writing before any such conversion occurs.”

The Glenmede Fund, Inc.

Small Cap Equity Portfolio (GTSCX)

(Institutional Shares)

Supplement dated September 19, 2013 to the Prospectus dated February 28, 2013

The following sub-section is added under the section “Additional Information on the Purchase and Redemption of Shares” after the paragraph “Redemption of Shares”:

“Conversion from Institutional Shares to Advisor Shares

If an account no longer meets the minimum balance requirement for Institutional Shares, the Fund may automatically convert the shares in the account to Advisor Shares. A decline in the account balance because of market movement may result in such a conversion. Glenmede Trust will notify you or your Institution in writing before any such conversion occurs.”